Exhibit 10.11

ASSIGNMENT OF BALLOON PROMISSORY NOTE

THIS ASSIGNMENT OF BALLOON PROMISSORY NOTE (the “Assignment Agreement”) is made as of July 27, 2007 (the “Effective Date”), by and between: (i) Shawn M. Lewis, an individual residing at 637 Field Club Circle, Casselberry, Florida 32707 (the "Assignor"); (ii) VoIP, Inc., a Texas corporation, whose principal place of business is 151 South Wymore Road, Suite 3000, Altamonte Springs, Florida 32714 (the “Assignee”); and (iii) Black Forest International, LLC., a Delaware limited liability company, and its successors or assigns (“Lender”), whose mailing address is 2038 Corte del Nogal, Suite 110, Carlsbad, California 92008. The Assignor, Assignee and Lender may hereinafter be referred to individually as a “party” and collectively as the “parties.”

THE BALLOON PROMISSORY NOTE

WHEREAS, on or about March 30, 2007, the Assignor entered into a Balloon Promissory Note (the “Balloon Note”) attached hereto as Exhibit A and subsequent First Amended Balloon Promissory Note (the “Amended Balloon Note”) attached hereto as Exhibit B (the Balloon Note and the Amended Balloon Note are hereinafter collectively referred to as the “Note”);

WHEREAS, Assignor is currently indebted to the Lender in the amount of three hundred thousand ($300,000) plus any accrued interest and penalties pursuant to the Note;

WHEREAS, the Assignor wishes to assign the Note to the Assignee and the Assignee wishes to assume the Note (the “Assignment”) from the Assignor;

WHEREAS, pursuant to Section A(3) of the Amended Balloon Note, the Lender’s consent is required to assign the Note, and Lender wishes to consent to the Assignment;

THE ASSIGNMENT

NOW, THEREFORE, in consideration for the following, and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1. Assignment.

Assignor does hereby sell, assign, transfer, and convey to Assignee, and Assignee does hereby accept, all of Assignor's right, title, legal and financial responsibility, indebtedness and interest in the Note, on the terms and conditions set forth herein.

2. Consideration.

For and in consideration of the Assignee entering into this Assignment Agreement, Assignee shall receive from Assignor consideration consisting of $100 US Dollars.

________Assignor	_______Assignee	_______Lender

3. Release of Assignor Liability.

In connection with the Note, Assignor and Lender executed several supporting documents including an Asset Pledge Agreement (attached hereto as Exhibit C), a First Amended Asset Pledge Agreement (attached hereto as Exhibit D), and an Escrow Agreement (attached hereto as Exhibit E). The Asset Pledge Agreement, First Amended Asset Pledge Agreement, and Escrow Agreement shall hereinafter be referred to collectively as the Supporting Documents. The Assignee and Lender hereby release the Assignor of any and all legal and financial responsibility, indebtedness and liability assumed under the Note and the Supporting Documents.

4. Assignee Future Financings.

In consideration of Lender entering into this Assignment Agreement, so long as the Note is outstanding, if the Assignee enters into any subsequent financings on terms other than the exact terms governing the Note, then Lender, in its sole discretion, may exchange the Note, valued at the stated value together with accrued but unpaid interest, for the security or other financial instrument, under the same terms of such security or financial instrument, issued in any such subsequent financing. Assignee hereby covenants and agrees to notify Lender in writing of the terms and conditions of any such proposed subsequent financing within ten (10) days of the closing of any such proposed financing.

5. Notices.

All notices or other communications required or permitted by this Assignment Agreement, the Note or by law to be served on or given to either party to this Assignment Agreement, Assignor, Assignee or Lender, by the other party shall be in writing and shall be deemed duly served when personally delivered to the party to whom it is directed or when deposited in the United States mail, first-class postage prepaid, addressed to

Assignor at:

Shawn M. Lewis
637 Field Club Circle
Casselberry, Florida 32707
slewis@voiceone.com

or to Assignee at:

VoIP, Inc.
151 South Wymore Road, Suite 3000
Altamonte Springs, Florida 32714
Fax: (407) 389-3233

________Assignor	_______Assignee	_______Lender

or to Lender at

Black Forest International, LLC
2038 Corte del Nogal, Suite 110
Carlsbad, California 92011
Fax: 760-804-8845

Either party, Assignor or Assignee, may change its address for the purpose of this paragraph by giving written notice of that change to the other party in the manner provided in this paragraph.

6. MISCELLANEOUS.

6.1 Governing Law. This Assignment Agreement and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, and the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of California without regard to choice of law considerations.

6.2 Attorneys' Fees. In the event that there is any controversy or claim arising out of or relating to this Assignment Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Assignment Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys' fees, costs and expenses.  For purposes of this Section 6.2, a party shall be deemed to be the prevailing party in the event that such party is awarded greater than the sum of one-half (1/2) of the disputed amount of any losses, claims, damages, expenses, or liabilities plus any amounts not in dispute.

6.3 Entire Assignment Agreement. This Assignment Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the Parties, whether written or oral, have been merged into this Assignment Agreement. This Assignment Agreement alone fully and completely expresses the agreement of the Parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

6.4 Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Assignment Agreement may be by actual or facsimile signature.

6.5 Remedies and Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

________Assignor	_______Assignee	_______Lender

6.6 Invalid Provisions. If any provision of this Assignment Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Assignment Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision by its severance herefrom.

6.7 Benefit. This Assignment Agreement shall be binding upon and inure to the benefit of the Parties hereto and their legal representatives, successors and assigns.  There shall be no third party beneficiaries to this Assignment Agreement.

6.8 Oral Evidence. This Assignment Agreement constitutes the entire agreement between the Parties and supersedes all prior oral and written agreements between the Parties hereto with respect to the subject matter hereof. Neither this Assignment Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

6.9 Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Assignment Agreement.

6.10 No Other Representations. The parties shall not be deemed to have made any representation or warranty other than those as expressly made in this Assignment Agreement.

SIGNATURE PAGE FOLLOWS

________Assignor	_______Assignee	_______Lender

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed as of the date first above written.

SHAWN M. LEWIS	BLACK FOREST INTERNATIONAL, LLC
/s/ Shawn M. Lewis	/s/ James B. Panther, II
By: Shawn M. Lewis An individual	By: BCGU, LLC Its: Administrative Manager By: James B. Panther, II Its: Managing Member

VOIP, INC.
/a/ Anthony Cataldo
By: Anthony Cataldo Its: Chief Executive Officer

________Assignor	_______Assignee	_______Lender

EXHIBIT A

Balloon Promissory Note

________Assignor	_______Assignee	_______Lender

EXHIBIT B

First Amended Balloon Promissory Note

________Assignor	_______Assignee	_______Lender

EXHIBIT C

Asset Pledge Agreement

________Assignor	_______Assignee	_______Lender

EXHIBIT D

First Amended Asset Pledge Agreement

________Assignor	_______Assignee	_______Lender

EXHIBIT E

Escrow Agreement

________Assignor	_______Assignee	_______Lender